UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 11, 2006 (May 10, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


          DELAWARE                                      88-0219860
--------------------------------                   -------------------
(State or other jurisdiction of                     (IRS Employer
Incorporation or organization)                     Identification No.)


                         1800 BERING DRIVE, SUITE 1000,
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.     Other Events.

On May 10, 2006, Synagro Technologies, Inc. (the "Company") issued a press release announcing the pricing terms of its previously announced common stock offering of 2,000,000 shares to be sold by the Company and 15,129,710 shares to be sold by selling stockholders. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.     Financial Statements and Exhibits.

(d)      Exhibits

99.1     Press release dated May 10, 2006, issued by Synagro Technologies, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  May 11, 2006

                     SYNAGRO TECHNOLOGIES, INC.

                     By:                 /s/ J. PAUL WITHROW
                          ----------------------------------------------------
                                  (Senior Executive Vice President &
                                       Chief Financial Officer)

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                                  EXHIBIT INDEX


99.1 Press release dated May 10, 2006, issued by Synagro Technologies, Inc.